Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AM

FORTY-SECOND AMENDMENT

TO

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY LLC

This Forty-second Amendment (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated effective as of February 9, 2009, as amended (collectively the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, pursuant to the Agreement, CSG provides SmartLink® BOS ("SLBOS") interface services to Customer for the fees specified in Schedule F to the Agreement; and

Whereas, the parties have entered into good faith negotiation and discovery related to the SLBOS interface services and the fees invoiced therefor by CSG to Customer; and

Whereas, as a result of the discussions described herein, the parties agree to amend the Agreement as provided herein.

Now, therefore, CSG and Customer agree to the following as of the Effective Date (defined below):

1.  Line item number 4 of the fee table of Subsection C, "SmartLink BOS (Note 1)(Note 2)," including Notes 1 through 5, of Section II, "Interfaces" of the "CSG SERVICES" section of Schedule F to the Agreement is deleted in its entirety and replaced as follows to replace the pricing methodology and components of SLBOS:

CSG Services

II.  Interfaces

C.  SmartLink BOS (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
4. Smartlink BOS transactions per **** **** ("Tier Processing Level"): (Note 2) (Note 3)
▪Up to ******* TPPH	*******	******** ** ***
▪From ******* TPPH to ******* TPPH	*******	$*********
▪From ******* TPPH to ******* TPPH	*******	$*********
▪From ******* TPPH to ******* TPPH	*******	$*********
▪From ******* TPPH to ******* TPPH	*******	$*********
▪From ******* TPPH to ******* TPPH	*******	$*********
▪From ******* TPPH to ******* TPPH	*******	$**********
▪From ******* TPPH to ******* TPPH	*******	$**********
▪From ******* TPPH to ******* TPPH	*******	$**********
▪******* TPPH +	*******	*****

#2310665Page 1 of 310-11-2011

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 1: CSG will support only the current release plus the ***** (*) ***** ******** of SmartLink BOS at any given time, as such versions are defined by CSG, in its sole discretion.  If Customer desires to continue maintenance coverage and CSG support, Customer shall be required to upgrade its production version of SmartLink BOS, so as to maintain currency within its application and ensure CSG’s ability to support Customer’s version of the interface.

Note 2: In the event that Customer is processing in excess of the TPPH Tier Processing Level for which Customer is then paying fees  (the “Then-Current Tier”) for a total of **** (*) **** during any billing *****, for ***** (*) *********** ******* ******, with measurements taken over ***** (**) ****** *********, then CSG shall provide Customer notification of such overage and commencing with the ***** ******* *****, Customer agrees to be invoiced at the fees associated with the higher TPPH Tier Processing Level. Thereafter, Customer will continue to be invoiced at the fees set forth above for the higher TPPH Tier Processing Level for the remaining term of the Agreement, unless and until Customer’s processing again exceeds the Then-Current Tier, at which time the process described in this Note 2 shall  be repeated. For clarification, purposes, an incremental invoicing shall be effective in the ***** ******* ***** of the ***** (*) *********** ******* ******* measurement in which Customer exceeded the Then-Current Tier. To confirm that CSG has the proper operating environment in place to support Customer, Customer shall provide CSG with a ******* ********* *** ******* ****** ******** prior to the ***** *** ** **** ******** ******* (the ****** *********). Such ******** for each ***** shall be an estimated volume for a **** **** of the ***.

Note 3: SmartLink BOS “requests” shall include any upstream transaction that is generated by or on behalf of Customer from either a Customer or a third party application, excluding transactions associated with (i) VOD third party applications, (ii) CSG’s telephony APIs, (iii) any CSG Products or Services using SmartLink BOS, or (iv) the QAKA environment.

Note 4: Interface Development and Technical Services.  Quote relates to interface development services and technical services requested by Customer relating to the client side integration of Customer’s third party applications.

Note 5: Interface Certification Services for Non-Supported Third Party Applications.  Customer agrees that any interface(s) used by Customer through any allowable and available SLBOS API shall be submitted to CSG by Customer for certification by CSG prior to integration of such interfaces.  The standard interface certification services shall be quoted using a fixed ***** (**) ***** per ***********. Additional fees will be charged to implement the transaction(s) into each applicable environment. Such ***** can be also be used against the ***** ******** (*****) *** ***** of Technical Services provided in Section 3.2 of the Agreement. The fees set forth above for interface certification DO NOT INCLUDE any technical services that may be requested by Customer in relation to the client side integration of Customer’s third party applications.  CSG will not unreasonably withhold certification of any interface.

2.  Customer requests and CSG agrees to provide its CSG Smartlink® BOS Interface Sandbox Environment ("Sandbox Environment") to Customer.  As a result, a new line item number 5 shall be added to the fee table of Subsection C, "SmartLink BOS (Note 1)," of Section II, "Interfaces" of the "CSG SERVICES" section of Schedule F to the Agreement, as follows:

Description of Item/Unit of Measure	Frequency	Fee
5. Sandbox Environment (Note 11)
▪Sandbox Environment SPA Set up and Configuration Fee (up to **** (*) ****) (Note 6)	*** *******	*****
▪Sandbox Environment SPA Set up and Configuration Fee (per *** after the ***** **** (*) ****) (Note 6)	*** *******	$********
▪ENI Environment Build Out (Note 7)	*** *******	*****
▪SLBOS Environment Build Out (Note 7)	*** *******	*****
▪SODI Environment Build Out (Note 7)	*** *******	*****
▪******* Support Fee (Note 8) (Note 9)	*******	$********
▪Support Service ***** Fees (Note 10)	********	$*********

Note 6:  Fees for set-up and configuration of the ***** **** (*) Sandbox Environment **** will be ****** and ********* ** *** ** ** ******.  Set-up and configuration fees specified in the table above will apply for each new SPA over **** (*) or for any additional sandbox environment(s).  Sandbox Environment set-up and configurations services will be implemented pursuant to separate statement(s) of work to be executed by the parties.

Note 7:  Set-up and implementation of the ENI, SLBOS and SODI build outs for the ***** **** (*) Sandbox Environment **** will be implemented pursuant to that certain Statement of Work (CSG document no. 2503416) to be executed by the parties.

Note 8:  ******* Support Fees covers transaction usage in Customer's test environment and maintenance of message sets including updating messages to be compliant with release version and exchanging messages, as requested by Customer and will be billed upon implementation of the Sandbox Environment.

Note 9:  The ******* Support Fee is subject to annual adjustment pursuant to Section 5.3 of the Agreement.

Note 10:  CSG will provide up to *** ******* (***) ************ ******** ******* ***** (including integration and certification consulting) (the ******** ******* ******), as requested by Customer and documented in statement(s) of work or LOAs to be executed by the parties; ******* ******* ***** must be used by the last day of the twelfth month after the Effective Date specified in the Sandbox SOW.  Any such ******* ******* ***** not used within such period will be forfeited and the associated Support Service Hours Fees are non-refundable.

Note 11: Customer must provide ****** (**) ***** advance written notice to CSG in order to discontinue use of the Sandbox Environment.(email is sufficient)

3.  Customer desires to utilize the services of CSG's Professional Services Group to design, develop and implement a custom application that will allow Customer to print payment receipts via a network printer (the "Front Counter Receipt Printing Application").  The Front Counter Receipt Printing Application will allow Customer to define a printer(s) for front counter payment receipts outside the standard CCS® printer set-up.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

4.   As a result, following implementation of the Front Counter Receipt Printing Application pursuant to the Front Counter Receipt Printing Application SOW (identified below), Schedule F, "Fees," "CSG Services," will be amended to add a new subsection to Subsection IX., "Custom Implementation Services" to include the following fees for the CSG services to be performed for implementation and support services for the Front Counter Receipt Printing Application:

CSG Services

IX.  Custom Implementation Services

Description of Item/Unit of Measure	Frequency	Fee
2. Front Counter Receipt Printing Application
a) Implementation, Set-up, Configuration, and Testing (Note 1)	********	*****
b) ******* Support Fees - IDS 24x7for first and second levels of support to provide real time resolution for printer issues (Note 2) (Note 3)
i.Phase One: Receipt Printing /Application Core	*******	$********
ii.Phase Two: Transaction Management and Reporting	*******	$******
iii.Phase Two: Digital Storage and Precision® eMmail	*******	$******
iv.Phase Three: Cash Drawer	*******	$******
v.Phase Three: ACSR® View/ Reprint of Receipts	*******	$******
vi.Phase Four: Signature Pad	*******	$******
vii.Phase Five: Swipe and Go Magnetic Card Reader	*******	$******
viii.Cumulative Total Upon Implementation of all Phases	*******	$********

Note 1: Implementation, set-up, configuration, and testing of the Front Counter Receipt Printing Application will be invoiced to Customer pursuant to that certain Statement of Work entitled "Implement Front Counter Receipt Printing Application" (CSG document no. 2503415) (the "Front Counter Receipt Printing Application SOW").

Note 2: Support for each Phase of the Front Counter Receipt Printing Application, specified below, will commence following implementation of each such Phase into production.  ******* Support fees are cumulative upon implementation (e.g., upon implementation of Phases One and Phase Two, the total ******* Support Fee will be $***** ($******** plus $****** plus $******).   Support will be limited to the following ***** *** *****.  Any support ***** in excess of such ***** *** ***** requested by Customer shall be invoiced to Customer on a time and materials basis, as mutually agreed by the parties in a statement of work.

Implementation Phase	Functionality	******* ******* *****
Phase One:	Receipt Printing/Core Functionality	** *****
Phase Two:	Transaction Management and Reporting	* *****
Phase Two:	Digital Storage and Precision Email	* *****
Phase Three:	Cash Drawer	* *****
Phase Three:	ACSR View/Reprint of Receipts	* *****
Phase Four:	Signature Pad	* *****
Phase Five:	Swipe and Go Magnetic Card Reader	* *****

Note 3:  The ******* Support Fees shall be subject to annual adjustment to fees pursuant to Section 5.3 of the Agreement.

THIS AMENDMENT is executed on the day and year of the last signature below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Joseph T. Ruble
Title: VP Billing	Title: EVP, CAO & General Counsel
Name: / Michael Ciszek	Name: Joseph T. Ruble
Date: 9/13/12	Date: 17 Sept 2013